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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                    THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      November 13, 1998
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                             Cooper Industries, Inc.
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             (Exact Name of Registrant as Specified in its Charter)



                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)



                 1-1175                                  31-4156620
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        (Commission File Number)           (I.R.S. Employer Identification No.)



         600 Travis, Suite 5800                    Houston, Texas 77002
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(Address of Principal Executive Offices)                (Zip Code)



                                 (713) 209-8400
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.           Other Events

                  On October 9, 1998, Cooper Industries, Inc. (the "Company") completed the sale of its Automotive Products segment. The information attached hereto as Exhibits reflects a restatement of the Company's December 31, 1997 financial information originally filed under Form 10-K for the year-ended December 31, 1997 to reflect the Automotive Products segment as a discontinued operation. The information attached hereto as Exhibits does not revise or update the information originally filed in the Form 10-K for the year ended December 31, 1997. Filings with the Securities and Exchange Commission on Form 8-K and 10-Q during 1998, including the Company's Form 10-Q for the quarter and nine months ended September 30, 1998, contain information regarding events occurring subsequent to the Form 10-K for the year ended December 31, 1997. The Company is filing a restated Management's Discussion and Analysis of Financial Condition and Results of Operations, a split dated report of independent auditors, and restated consolidated financial statements as Exhibits 99.1, 99.2 and 99.3, respectively.

Item 7.           Financial Statements and Exhibits

                  Exhibits

                  23.1     Consent of Independent Auditors

                  99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations

                  99.2     Report of Independent Auditors

                  99.3     Consolidated Financial Statements


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               Cooper Industries, Inc.
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                                                     (Registrant)


Date:    November 13, 1998             /s/ D. Bradley McWilliams
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                                       D. Bradley McWilliams
                                       Senior Vice President and
                                       Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.

    23.1          Consent of Independent Auditors

    99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations

    99.2          Report of Independent Auditors

    99.3          Consolidated Financial Statements